UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
Secretary
JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2011

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders

Semi-Annual Report dated December 31, 2010

CONTENTS

President’s Letter	1
Investment Adviser’s Report	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	18
Directors	19

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
February 7, 2011 (unaudited)

Dear Fellow Shareholders:

For the six months ended December 31, 2010, JPMorgan Value Opportunities Fund (Class A shares) returned 21.7% with all distributions reinvested. On December 21, the Fund paid an income dividend of 14.36 cents per share (Class A shares). The Fund did not make a capital gain distribution during the calendar year. The Fund’s total return of 21.7% for the six-month reporting period was in line with the 21.7% return of the Russell 1000 Value Index, the Fund’s benchmark, but fell short of the 23.3% gain of the Standard & Poor’s 500 Composite Index.

As indicated above, the six-month period ending December 31, 2010 saw very strong U.S. stock market returns. The S&P 500 was up over 20% for the period, and was up 6.7% in the month of December alone. The first half of 2010, by contrast, experienced periods of high volatility, with the S&P 500 falling by more than 6% through June 30. Starting in August, the market began to overcome worries about the sluggish economic recovery, prospects for a "double dip" recession and the European debt crisis, and went on to produce 20-plus percent returns for the period. During calendar year 2010, the S&P 500 strongly outperformed international stocks, as measured by the Dow Jones World (ex-U.S.) Index.

The Fund’s best performing sectors, as measured by absolute returns, were basic materials, consumer discretionary, energy and industrials. In the broader market, consumer discretionary and the industrial sectors led all S&P 500 sectors. For the Fund, the weakest performing sectors were capital markets, consumer staples and technology. Within the S&P 500, health care, utilities, financials and consumer staples were the weakest sectors. Please review the Investment Adviser’s Report on page two for more detailed information on the Fund’s results.

As calendar year 2010 came to a close, reasons to be optimistic about the economic outlook were becoming more evident. The economy has now been in recovery for as long as it was in recession. Consumer spending returned to pre-recession levels at the end of the year. At the same time, consumers are continuing to save at a comparatively high rate and have reduced the percentage of disposable income paid to service debt. Business lending by U.S. commercial banks has been trending up, manufacturing has been expanding and more private sector jobs have been created. First-time claims for unemployment benefits have fallen to the lowest level in almost two and one-half years.

In addition, Congress and the Obama administration cooperated in December to extend the Bush tax cuts for another two years and to lower payroll taxes by two percentage points for 2011, and to extend expiring unemployment benefits -- all of which are anticipated to help the economy expand. In November, the Federal Reserve announced it would pump billions of dollars into the economy by purchasing U.S. treasury securities (colloquially known as "quantitative easing"). The S&P 500 rose over 10% in the fourth quarter of the year, as more investors decided to reduce their holdings of bonds and increase their stock portfolios.

While some economists are increasing their forecasted 2011 growth rate in gross domestic product (GDP), we do not anticipate a rapid acceleration in the nation’s GDP growth rate. In 2010 GDP was up 2.9%, increasing slowly over the course of the year. Unemployment still remains very high, at 9.0%. In 2010 approximately one million new jobs were created, but over eight million jobs were lost in the recession. New jobs require business confidence, which is growing, but it will take considerably more time before the unemployment rate falls significantly.

State and local government tax revenues are beginning to recover, but many states continue to face severe short and long-term budgetary challenges, likely leading to further staff and service reductions or tax increases. The needed remedies for budget problems in some state governments may not help the economy in the short run, but are necessary for future long-term financial health. Similarly, the national economy must be weaned from federal stimulus and spending to reduce the large federal deficits that can bring on higher inflation, lower the rate of economic growth, and cause an ever increasing percentage of the federal budget to be allocated to paying off the federal debt. While Europe continues to deal with the problems created by excessive debt in some countries, we are hopeful that growth in Asian and South American countries will continue to fuel global growth, as well as create opportunities for U.S. companies that do business abroad.

As always, we are pleased to hear your comments and questions.

Sincerely,

Jeffrey L. Steele
President

INVESTMENT ADVISER’S REPORT
As of December 31, 2010 (Unaudited)
REPORTING PERIOD RETURN:
Fund (Class A shares, without a sales charge)*	21.7%
Russell 1000 Value Index	21.7%
Net Assets as of 12/31/2010 (in thousands)	$661,772

INVESTMENT OBJECTIVE**

The JPMorgan Value Opportunities Fund (the "Fund") seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.3% for the six months ended December 31, 2010. Among U.S. stocks, large-cap stocks underperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. The Russell 1000 Index, which is comprised of U.S. large-cap stocks, returned 24.0% for the six months ended December 31, 2010, while the Russell 1000 Growth Index and the Russell 1000 Value Index returned 26.4% and 21.7%, respectively.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A shares, without a sales charge) performed in line with the Russell 1000 Value Index (the "Benchmark") for the six months ended December 31, 2010. The Fund’s stock selection in the technology and energy holdings detracted from relative performance, while the Fund’s stock selection in the industrial cyclical and basic materials sectors contributed to relative performance.

Large-cap stocks underperformed mid-cap stocks during the period, causing the portfolio’s tilt towards the larger cap names in the Fund’s investment universe to be a performance headwind. However, the Fund’s portfolio managers believed that large-cap stocks continued to look extremely attractive relative to long-term averages in their dividend discount model. Based on these attractive valuation levels, as well as their greater exposure to the more robust growth of emerging markets, larger cap stocks continued to be emphasized in the Fund. Meanwhile, the Fund’s pro-cyclical bias, which hurt performance during the first half of 2010, aided performance during the reporting period as increasingly positive economic data fueled hopes that the recovery would turn into an expansion and increased investors’ risk appetite.

The Fund’s technology holdings were the biggest performance detractors relative to the Benchmark during the reporting period. Despite the sector’s historically low valuations, with P/E ratios at levels not seen since 1991, and an ensuing enterprise refresh cycle, stock specific issues hindered performance. Within the systems hardware sector, an overweight position in Hewlett-Packard negatively impacted performance following the unexpected resignation of the company’s chief executive officer. In addition, further weakening of the PC market in the face of competition from tablet makers fueled concerns about the company’s growth prospects. The Fund’s portfolio managers trimmed the size of the position in Hewlett-Packard, but continued to overweight the stock because of its attractive value, improving margins and enterprise spending tailwind.

The Fund’s overweight position in Cisco Systems also had a negative impact on performance. The stock declined after the company reported disappoint-ing guidance due to weak orders impacted by government spending cuts. However, the Fund’s portfolio managers continue to believe that Cisco Systems will benefit from the corporate refresh cycle, as well as more long-term secular trends such as the proliferation of consumer technology and the contin-ued need for technology in developing markets. They believe that these posi-tive trends should more than outweigh the negative impact of cutbacks in technology spending by local governments. In addition, given the relative overreaction of the market, they believe that the risk of the impact has been priced into the stock, and it appeared attractive based on its valuation at the end of the reporting period.

The industrial sector made the strongest positive contribution to the Fund’s performance relative to the Benchmark during the reporting period. Within the industrial cyclical sector, an overweight position in Deere & Co. was the biggest contributor to performance. The stock rose after the machinery manufacturer reported strong sales and improvement in earnings in recent quarters, benefiting from rising demand and profit margins in the agricultural equipment sector. In particular, corn prices have significantly increased, driven by a spillover from the Russian wheat crisis as well as yield worries and increased Chinese demand. Given increasing demand for their crops and rising cash flow, many farmers purchased new equipment to improve their productivity. The Fund’s portfolio managers remain positive on the stock’s outlook, believing that a further upward trend in agricultural commodity prices should continue to benefit Deere, though they have slightly trimmed the Fund’s position as the stock looked expensive relative to its peers.

The basic materials sector also made a strong positive contribution to the portfolio’s performance. In particular, Freeport McMoRan’s stock price doubled over the past six months after the company beat earnings estimates on higher-than-guided production of copper, which rallied over the period. Commodity prices rose due to inventory contraction and volume growth in Chinese imports. As the market continued to tighten, the supply-demand balance has improved and will likely persist given the metal’s structural constraint. The Fund’s portfolio managers maintained their conviction in the company, believing that it is attractively valued and should be well positioned to benefit from favorable long-term trends in the copper trade.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized active stock selection with a systematic valuation process. Sector bets were relatively constrained; however, within broad sectors, the Fund’s portfolio managers have established positions in companies that reflect broader themes, investing in a diversified portfolio of 70 to 110 U.S. large-cap equities.

*
The return shown is based on net asset value calculated for shareholder transactions and may differ from the  return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A Shares including a sales charge was 15.3%.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Wells Fargo & Co.	4.1%
2.	Merck & Co., Inc.	3.4
3.	Chevron Corp.	3.3
4.	Procter & Gamble Co. (The)	3.2
5.	Citigroup, Inc.	2.6
6.	Verizon Communications, Inc.	2.6
7.	Microsoft Corp.	2.5
8.	Goldman Sachs Group, Inc. (The)	2.3
9.	Time Warner, Inc.	2.2
10.	Pfizer, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR*
Financials	27.0%
Energy	14.2
Health Care	13.4
Consumer Discretionary	10.6
Industrials	8.3
Information Technology	7.2
Consumer Staples	6.9
Telecommunication Services	4.2
Materials	3.8
Utilities	3.7
Short-Term Investment	0.7

* Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition and holdings are subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010 (UNAUDITED)
	INCEPTION DATE OF CLASS	SIX MONTHS	1 YEAR	5 YEAR*	SINCE INCEPTION*
CLASS A SHARES	12/31/01
Without Sales Charge		21.7%	12.1%	0.9%	4.4%
With 5.25% Sales Charge		15.3	6.2	-0.1	3.8
CLASS B SHARES	12/31/01
Without CDSC		21.4	11.5	0.4	3.8
With CDSC**		16.4	6.5	0.0	3.8
CLASS C SHARES	2/19/05
Without CDSC		21.4	11.5	0.4	3.8
With CDSC***		20.4	10.5	0.4	3.8
INSTITUTIONAL CLASS SHARES	12/31/04	21.9	12.5	1.4	4.7

*Performance inception date is 12/31/01. Performance for Class C and Institutional Class shares for periods prior to their inception is based on performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.

**Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, 2% CDSC for the five-year period and 0% CDSC thereafter.
***Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 10.6%
	Auto Components — 1.0%
170	Johnson Controls, Inc.	6,481
	Automobiles — 1.0%
176	General Motors Co. (a)	6,487
	Hotels, Restaurants & Leisure — 1.0%
83	Carnival Corp.	3,813
55	Royal Caribbean Cruises Ltd. (a)	2,567
		6,380
	Household Durables — 0.2%
82	Lennar Corp., Class A	1,544
	Media — 5.7%
59	CBS Corp., Class B	1,124
67	DIRECTV, Class A (a)	2,687
241	Gannett Co., Inc.	3,641
66	Time Warner Cable, Inc.	4,347
453	Time Warner, Inc.	14,560
295	Walt Disney Co. (The)	11,056
		37,415
	Multiline Retail — 0.3%
43	Kohl’s Corp. (a)	2,315
	Specialty Retail — 1.4%
192	Lowe’s Cos., Inc.	4,810
201	Staples, Inc.	4,576
		9,386
	Total Consumer Discretionary	70,008
	Consumer Staples — 6.9%
	Beverages — 0.8%
80	Coca-Cola Co. (The)	5,281
	Food & Staples Retailing — 2.2%
369	CVS Caremark Corp.	12,829
87	Kroger Co. (The)	1,940
		14,769
	Food Products — 0.7%
69	Campbell Soup Co.	2,384
65	General Mills, Inc.	2,299
		4,683
	Household Products — 3.2%
327	Procter & Gamble Co. (The)	21,063
	Total Consumer Staples	45,796
	Energy — 14.2%
	Energy Equipment & Services — 1.1%
97	Baker Hughes, Inc.	5,568
26	Cameron International Corp. (a)	1,319
		6,887
	Oil, Gas & Consumable Fuels — 13.1%
49	Anadarko Petroleum Corp.	3,740
115	Apache Corp.	13,669
238	Chevron Corp.	21,742
205	ConocoPhillips	13,988
95	Devon Energy Corp.	7,451
52	EOG Resources, Inc.	4,735
24	Noble Energy, Inc.	2,031
122	Occidental Petroleum Corp.	12,010
52	Peabody Energy Corp.	3,346
166	Williams Cos., Inc. (The)	4,093
		86,805
	Total Energy	93,692
	Financials — 26.9%
	Capital Markets — 5.3%
89	Goldman Sachs Group, Inc. (The)	14,945
359	Morgan Stanley	9,774
145	State Street Corp.	6,722
187	TD AMERITRADE Holding Corp.	3,547
		34,988
	Commercial Banks — 7.0%
254	BB&T Corp.	6,670
101	Comerica, Inc.	4,258
292	Huntington Bancshares, Inc.	2,006
189	U.S. Bancorp	5,097
868	Wells Fargo & Co.	26,889
71	Zions Bancorp	1,715
		46,635
	Consumer Finance — 0.9%
137	Capital One Financial Corp.	5,848
	Diversified Financial Services — 5.7%
1,019	Bank of America Corp.	13,587
3,681	Citigroup, Inc. (a)	17,412
360	KKR Financial Holdings LLC	3,347
183	North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	3,071
		37,417
	Insurance — 6.6%
127	ACE Ltd., (Switzerland)	7,931
147	Aflac, Inc.	8,278
56	Berkshire Hathaway, Inc., Class B (a)	4,462
66	Genworth Financial, Inc., Class A (a)	861
209	MetLife, Inc.	9,302
173	Prudential Financial, Inc.	10,166
47	RenaissanceRe Holdings Ltd., (Bermuda)	3,007
		44,007
	Real Estate Investment Trusts (REITs) — 1.4%
161	Annaly Capital Management, Inc.	2,876
12	Camden Property Trust	637
34	Digital Realty Trust, Inc.	1,742
408	Lexington Realty Trust	3,241
48	ProLogis	687
		9,183
	Total Financials	178,078
	Health Care — 13.3%
	Biotechnology — 1.9%
105	Biogen Idec, Inc. (a)	7,027
96	Celgene Corp. (a)	5,662
		12,689
	Health Care Equipment & Supplies — 0.6%
84	Covidien plc, (Ireland)	3,841
	Health Care Providers & Services — 2.9%
23	McKesson Corp.	1,621
275	UnitedHealth Group, Inc.	9,916
136	WellPoint, Inc. (a)	7,750
		19,287
	Life Sciences Tools & Services — 0.3%
42	Thermo Fisher Scientific, Inc. (a)	2,297
	Pharmaceuticals — 7.6%
200	Abbott Laboratories	9,562
65	Johnson & Johnson	4,002
626	Merck & Co., Inc.	22,576
800	Pfizer, Inc.	14,001
		50,141
	Total Health Care	88,255
	Industrials — 8.3%
	Aerospace & Defense — 1.7%
97	Honeywell International, Inc.	5,156
76	United Technologies Corp.	5,944
		11,100
	Industrial Conglomerates — 1.5%
7	3M Co.	613
200	General Electric Co.	3,665
133	Tyco International Ltd., (Switzerland)	5,529
		9,807
	Machinery — 3.0%
56	Deere & Co.	4,642
38	Eaton Corp.	3,822
24	Joy Global, Inc.	2,060
83	Navistar International Corp. (a)	4,778
53	Parker Hannifin Corp.	4,555
		19,857
	Road & Rail — 2.1%
176	Hertz Global Holdings, Inc. (a)	2,547
135	Norfolk Southern Corp.	8,500
33	Union Pacific Corp.	3,062
		14,109
	Total Industrials	54,873
	Information Technology — 7.2%
	Communications Equipment — 1.3%
438	Cisco Systems, Inc. (a)	8,853
	Computers & Peripherals — 1.1%
166	Hewlett-Packard Co.	6,994
	Electronic Equipment, Instruments & Components — 0.4%
137	Corning, Inc.	2,647
	IT Services — 0.3%
8	MasterCard, Inc., Class A	1,815
	Semiconductors & Semiconductor Equipment — 1.6%
32	Broadcom Corp., Class A	1,393
193	Intersil Corp., Class A	2,949
71	Marvell Technology Group Ltd., (Bermuda) (a)	1,323
47	Novellus Systems, Inc. (a)	1,503
114	Xilinx, Inc.	3,298
		10,466
	Software — 2.5%
602	Microsoft Corp.	16,804
	Total Information Technology	47,579
	Materials — 3.8%
	Chemicals — 2.9%
206	Dow Chemical Co. (The)	7,024
244	E.l. du Pont de Nemours & Co.	12,191
		19,215
	Metals & Mining — 0.9%
53	Freeport-McMoRan Copper & Gold, Inc.	6,314
	Total Materials	25,529
	Telecommunication Services — 4.2%
	Diversified Telecommunication Services — 3.3%
142	AT&T, Inc.	4,166
481	Verizon Communications, Inc.	17,228
		21,394
	Wireless Telecommunication Services — 0.9%
1,450	Sprint Nextel Corp. (a)	6,134
	Total Telecommunication Services	27,528
	Utilities — 3.7%
	Electric Utilities — 1.6%
4	Edison International	155
116	NextEra Energy, Inc.	6,020
314	NV Energy, Inc.	4,407
		10,582
	Multi-Utilities — 1.5%
60	PG&E Corp.	2,851
105	SCANA Corp.	4,279
49	Sempra Energy	2,561
		9,691
	Water Utilities — 0.6%
157	American Water Works Co., Inc.	3,976
	Total Utilities	24,249
	Total Common Stocks (Cost $512,041)	655,587
	Short-Term Investment — 0.7%
	Investment Company — 0.7%
4,643	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $4,643)	4,643
	Total Investments — 99.8% (Cost $516,684)	660,230
	Other Assets in Excess of Liabilities — 0.2%	1,542
	NET ASSETS — 100.0%	$661,772

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :
(a) Non-income producing security.
(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. The Fund owns fair valued securities with a value of approximately $3,071,000 which amounts to 0.5% of total investments.

(i) Security has been deemed illiquid pursuant to procedures approved by the Board of Directors and may be difficult to sell.
(l) The rate shown is the current yield as of December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2010 (Unaudited)
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$655,587
Investments in affiliates, at value	4,643
Total investment securities, at value	660,230
Cash	72
Receivables:
Fund shares sold	1,560
Interest and dividends	934
Prepaid expenses and other assets	4
Total Assets	662,800

LIABILITIES:
Payables:
Investment securities purchased	356
Fund shares redeemed	199
Accrued liabilities:
Investment advisory fees	220
Business management fees	40
Shareholder servicing fees	56
Distribution fees	51
Other	106
Total Liabilities	1,028
Net Assets	$661,772

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2010 (Unaudited)(continued)
(Amounts in thousands, except per share amounts)

NET ASSETS:
Paid in capital	$793,601
Accumulated undistributed (distributions in excess of) net investment income	93
Accumulated net realized gains (losses)	(275,468)
Net unrealized appreciation (depreciation)	143,546
Total Net Assets	$661,772
NET ASSETS:
Class A	$63,810
Class B	3,475
Class C	3,135
Institutional Class	591,352
Total	$661,772
Outstanding shares (total authorized capital stock – 500,000 $.01 par value, 45,565 outstanding)
Class A	4,388
Class B	242
Class C	218
Institutional Class	40,717

Net Asset Value:
Class A - Redemption price per share	$14.54
Class B - Offering price per share (a)	$14.38
Class C - Offering price per share (a)	$14.39
Institutional Class - Offering and redemption price per share	$14.52
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.35

Cost of investments in non-affiliates	$512,041
Cost of investments in affiliates	$4,643

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)
(Amounts in thousands)

INVESTMENT INCOME:
Dividend income from non-affiliates	$6,625
Dividend income from affiliates (a)	7
Total investment income	6,632
EXPENSES:
Investment advisory fees	1,228
Business management fees	537
Distribution fees:
Class A	68
Class B	13
Class C	12
Shareholder servicing fees:
Class A	68
Class B	5
Class C	4
Institutional Class	276
Transfer agent fees	49
Auditing and legal fees	17
Custodian and accounting fees	28
Directors’ fees	40
Postage, stationary and supplies	2
Reports to shareholders	8
Registration and prospectus expenses	41
Other	23
Total expenses	2,419
Less amounts waived	(306)
Net expenses	2,113
Net investment income (loss)	4,519

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	2,598
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	113,047
Net realized/unrealized gains (losses)	115,645
Change in net assets resulting from operations	$120,164

(a)	Includes reimbursement of investment advisory and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)
	Six Months
	Ended	Year
	12/31/2010	Ended
	(Unaudited)	6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,519	$8,014
Net realized gain (loss)	2,598	24,286
Change in net unrealized appreciation (depreciation)	113,047	28,725
Change in net assets resulting from operations	120,164	61,025
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(623)	(588)
Class B
From net investment income	(13)	(29)
Class C
From net investment income	(12)	(28)
Institutional Class
From net investment income	(7,462)	(8,805)
Total distributions to shareholders	(8,110)	(9,450)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(35,751)	75,247
NET ASSETS:
Change in net assets	76,303	126,822
Beginning of period	585,469	458,647
End of period	$661,772	$585,469
Accumulated undistributed (distributions in excess of) net investment income	$93	$3,684

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (continued)
FOR THE PERIODS INDICATED
(Amounts in thousands)
	Six Months
	Ended		Year
	12/31/2010		Ended
	(Unaudited)		6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,582		$10,085
Dividends and distributions reinvested	598		553
Cost of shares redeemed	(4,819)		(7,771)
Change in net assets from Class A capital transactions	$7,361		$2,867
Class B
Proceeds from shares issued	$5		$124
Dividends and distributions reinvested	12		26
Cost of shares redeemed	(505)		(906)
Change in net assets from Class B capital transactions	$(488)		$(756)
Class C
Proceeds from shares issued	$39		$575
Dividends and distributions reinvested	9		21
Cost of shares redeemed	(586)		(852)
Change in net assets from Class C capital transactions	$(538)		$(256)
Institutional Class
Proceeds from shares issued	$40,505		$132,301
Dividends and distributions reinvested	7,363		7,647
Cost of shares redeemed	(89,954)		(66,556)
Change in net assets from Institutional Class capital transactions	$(42,086)		$73,392
Total change in net assets from capital transactions	$(35,751)		$75,247

SHARE TRANSACTIONS:
Class A
Issued	862		777
Reinvested	42		42
Redeemed	(364)		(598)
Change in Class A Shares	540		221
Class B
Issued	—	(a)	10
Reinvested	1		2
Redeemed	(38)		(73)
Change in Class B Shares	(37)		(61)
Class C
Issued	3		45
Reinvested	1		2
Redeemed	(45)		(69)
Change in Class C Shares	(41)		(22)
Institutional Class
Issued	3,063		10,168
Reinvested	515		583
Redeemed	(6,993)		(5,110)
Change in Institutional Class Shares	(3,415)		5,641

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
			Net realized
	Net asset	Net	and unrealized					Net asset	Total return	Net assets		Net	Expenses without waivers,
	value,	investment	gains	Total from	Net	Net		value,	(excludes	end of		investment	reimbursements	Portfolio
	beginning	income	(losses) on	investment	investment	realized	Total	end of	sales	period	Net	income	and earnings	turnover
	of period	(loss)	investments	operations	income	gains	distributions	period	charge)(b)(c)	(000’s)	expenses(d)	(loss)	credits	rate(b)
Class A
Six Months Ended December 31, 2010 (Unaudited)	$12.07	$0.07	$2.54	$2.61	$(0.14)	$—	$(0.14)	$14.54	21.67%	$ 63,810	0.98%	1.21%	1.14%	22%
Year Ended June 30, 2010	10.74	0.12	1.37	1.49	(0.16)	—	(0.16)	12.07	13.76	46,437	1.07	0.98	1.17	79
Year Ended June 30, 2009	14.36	0.25	(3.60)	(3.35)	(0.27)	—	(0.27)	10.74	(23.07)	38,947	1.07	1.96	1.19	98
Year Ended June 30, 2008	21.32	0.24	(4.95)	(4.71)	(0.23)	(2.02)	(2.25)	14.36	(23.72)	66,061	1.05	1.41	1.14	80
Year Ended June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)	21.32	23.23	97,106	1.07	1.28	1.21	80
January 1, 2006 through June 30, 2006 (e)	17.15	0.13	0.67	0.80	—	—	—	17.95	4.66	77,228	1.10	1.47	1.23	42
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)	17.15	3.66	74,797	1.07	1.22	1.17	70

Class B
Six Months Ended December 31, 2010 (Unaudited)	11.89	0.06	2.48	2.54	(0.05)	—	(0.05)	14.38	21.40	3,475	1.48	0.68	1.64	22
Year Ended June 30, 2010	10.59	0.08	1.32	1.40	(0.10)	—	(0.10)	11.89	13.11	3,315	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.07	0.20	(3.51)	(3.31)	(0.17)	—	(0.17)	10.59	(23.37)	3,594	1.57	1.43	1.69	98
Year Ended June 30, 2008	20.94	0.16	(4.88)	(4.72)	(0.13)	(2.02)	(2.15)	14.07	(24.14)	7,149	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)	20.94	22.57	12,175	1.57	0.78	1.71	80
January 1, 2006 through June 30, 2006 (e)	16.91	0.08	0.67	0.75	—	—	—	17.66	4.44	9,370	1.60	0.97	1.73	42
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)	16.91	3.03	8,233	1.64	0.66	1.73	70

Class C
Six Months Ended December 31, 2010 (Unaudited)	11.90	0.07	2.47	2.54	(0.05)	—	(0.05)	14.39	21.37	3,135	1.48	0.68	1.64	22
Year Ended June 30, 2010	10.60	0.07	1.33	1.40	(0.10)	—	(0.10)	11.90	13.15	3,080	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.09	0.22	(3.54)	(3.32)	(0.17)	—	(0.17)	10.60	(23.41)	2,976	1.57	1.45	1.69	98
Year Ended June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2.02)	(2.15)	14.09	(24.16)	6,347	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)	20.97	22.64	10,554	1.57	0.78	1.71	80
January 1, 2006 through June 30, 2006 (e)	16.92	0.08	0.67	0.75	—	—	—	17.67	4.43	8,011	1.60	0.97	1.73	42
February 23, 2005 (f) through December 31, 2005	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)	16.92	4.16	7,854	1.64	0.67	1.73	70

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	12.07	0.11	2.53	2.64	(0.19)	—	(0.19)	14.52	21.86	591,352	0.65	1.51	0.74	22
Year Ended June 30, 2010	10.73	0.16	1.39	1.55	(0.21)	—	(0.21)	12.07	14.29	532,637	0.65	1.39	0.77	79
Year Ended June 30, 2009	14.38	0.31	(3.62)	(3.31)	(0.34)	—	(0.34)	10.73	(22.73)	413,130	0.65	2.37	0.79	98
Year Ended June 30, 2008	21.36	0.30	(4.96)	(4.66)	(0.30)	(2.02)	(2.32)	14.38	(23.46)	671,970	0.65	1.81	0.74	80
Year Ended June 30, 2007	17.98	0.32	3.87	4.19	(0.33)	(0.48)	(0.81)	21.36	23.75	926,124	0.65	1.70	0.81	80
January 1, 2006 through June 30, 2006 (e)	17.14	0.17	0.67	0.84	—	—	—	17.98	4.90	704,001	0.64	1.93	0.84	42
Year Ended December 31, 2005	17.00	0.28	0.42	0.70	(0.25)	(0.31)	(0.56)	17.14	4.11	568,515	0.65	1.64	0.84	70

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge ("CDSC"). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

Effective November 1, 2009, Class B shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B shares prior to November 1, 2009, may continue to hold their Class B shares until they convert automatically to Class A shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations from comparable securities received from third party broker-dealers or independent or affiliated pricing services approved by the Fund’s Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are generally valued daily, primarily using independent or affiliated pricing services or third party broker-dealers approved by the Board of Directors. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

		Level 2	Level 3
	Level 1	Other significant	Significant unobservable
	Quoted prices	observable inputs	inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$70,008	$—	$—	$70,008
Consumer Staples	45,796	—	—	45,796
Energy	93,692	—	—	93,692
Financials	175,007	—	3,071	178,078
Health Care	88,255	—	—	88,255
Industrials	54,873	—	—	54,873
Information Technology	47,579	—	—	47,579
Materials	25,529	—	—	25,529
Telecommunication Services	27,528	—	—	27,528
Utilities	24,249	—	—	24,249
Total	652,516	—	3,071	655,587
Short-Term Investments
Investment Companies	4,643	—	—	4,643
Total Investments in Securities	$657,159	$—	$3,071	$660,230

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

			Change in
	Balance	Realized	unrealized	Net	Net	Transfers	Transfers	Balance
	as of	gain	appreciation	amortization	purchases	into	out of	as of
	6/30/10	(loss)	(depreciation)	(accretion)	(sales)	Level 3	Level 3	12/31/10
Investments in Securities
Common Stocks — Financials	$3,575	$—	$(504)	$—	$—	$—	$—	$3,071
Total	$3,575	$—	$(504)	$—	$—	$—	$—	$3,071

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.
The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(504,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration.  An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.  Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

At December 31, 2010, the Fund held approximately $3,071,000, or 0.5%, of net assets in illiquid securities.

C. Securities Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010 were as follows (amounts in thousands):

Federal income tax cost of investments	$516,684
Gross unrealized appreciation of investments	$145,575
Gross unrealized depreciation of investments	$2,029
Net unrealized appreciation (depreciation) of investments	$143,546

F. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.40%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in money market funds for the six months ended December 31, 2010 was approximately $3,000.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or the "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annualized fee rate for the Fund is 0.175%. For the six months ended December 31, 2010, the Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the CDSC from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor received approximately the following amounts: Class A — $68,000, Class B — $13,000 and Class C — $12,000. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of JLG, earned approximately $14,000 on its retail sales of shares of the Fund and Distribution Plan fees paid to it.

D. Shareholder Servicing Fees — The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C shares and 0.10% for the Institutional Class shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. For the six months ended December 31, 2010, the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. No credits were earned during the six months ended December 31, 2010.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class shares (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59% and 0.65%, respectively, of the average daily net assets for each class, through August 31, 2010. On September 1, 2010 and through December 31, 2010 the Adviser, Business Manager and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class shares (excluding interest, taxes and extraordinary expenses) exceed 0.95%, 1.45%, 1.45% and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other share class expenses. The expense limitation percentages are due to expire October 31, 2011, but may be extended. For the six months ended December 31, 2010, the Fund’s service providers contractually waived fees for the Fund as follows:

Business Manager — approximately $282,000, Shareholder Servicing Agent - approximately $24,000. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other — All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the six months ended December 31, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker/dealers. For the six months ended December 31, 2010, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of approximately $132,720,000 and sales of approximately $174,592,000 during the six months ended December 31, 2010. During the six months ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s Adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010 and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

			Expenses
	Beginning	Ending	Paid During	Annualized
	Account Value,	Account Value,	July 1, 2010 to	Expense
	July 1, 2010	December 31, 2010	December 31, 2010*	Ratio
Class A
Actual	$1,000.00	$1,216.70	$5.48	0.98%
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class B
Actual	1,000.00	1,214.00	8.26	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class C
Actual	1,000.00	1,213.70	8.26	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Institutional Class
Actual	1,000.00	1,218.60	3.63	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund (a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Nariman Farvardin, 54	2009	Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Barbara Hackman Franklin, 70	2007	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting); former U.S. Secretary of Commerce	Aetna, Inc; The American Funds Tax-Exempt Series I; The Dow Chemical Company; and Washington Mutual Investors Fund
R. Clark Hooper, 64	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD	American Funds Group (44 portfolios) and The Swiss Helvetia Fund Inc.
James C. Miller III, 68	2001	Senior Advisor, Husch Blackwell LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation; and Washington Mutual Investors Fund
Donald L. Nickles, 62	2009	Chairman and CEO, The Nickles Group (consulting and business venture firm); former United States Senator	The American Funds Tax-Exempt Series I; Chesapeake Energy Corporation; Valero Energy Corporation; and Washington Mutual Investors Fund
J. Knox Singleton, 62 Chairman of the Board (Independent and Non-Executive)	2001	President and CEO, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 74 Vice Chairman of the Board	1985	Chairman of the Board and CEO, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 65 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a)Directors and officers of the Fund hold office until their resignation, removal or retirement.

(b)This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the J.P. Morgan Funds family of mutual funds.

(c)"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)

Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton, 43 Senior Vice President, Treasurer and Assistant Secretary	1993	Senior Vice President, Secretary, Treasurer, and Director, Washington Management Corporation
Jennifer L. Butler, 44 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation
Stephanie L. Pfromer, 42 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation; former Vice President and Senior Counsel, The BISYS Group, Inc. (now Citigroup, Inc.)
J. Lanier Frank, 49 Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation
Curt M. Scott, 32 Assistant Treasurer	2007	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Financial Analyst, The BISYS Group, Inc. (now Citigroup, Inc.)

*Officers of the Fund hold office until their resignation, removal or retirement.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services, Inc. at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation ("SIPC"), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www. jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Value Opportunities Fund

1101 Vermont Avenue, NW

Washington, DC 20005-3585

Printed on paper containing 10% post consumer waste © JPMorgan Chase & Co., 2010 All rights reserved. December 2010. SAN-VO-1210

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities and Exchange Act of 1934.

Item 6. Investments.

The full schedule of investments for the Fund is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) Not applicable to this filing.

(b) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, and
Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 24, 2011

By /s/ Michael W. Stockton
Michael W. Stockton, Principal Financial Officer,
Senior Vice President and Treasurer
Date: February 24, 2011